UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 11, 2007

American Real Estate Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 702-4300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 16, 2007, we issued $500 million principal amount of 7 ⅛% senior notes due 2013. The notes were issued pursuant to an indenture dated February 7, 2005, between us, as issuer, American Real Estate Finance Corp., or AREP Finance, as co-issuer, American Real Estate Holdings Limited Partnership, or AREH, as Guarantor, and Wilmington Trust Company, as trustee. The notes have a fixed annual interest rate of 7 ⅛% per annum, which will be paid every six months on February 15 and August 15 commencing on February 15, 2007. The notes will mature on February 15, 2013.

We, AREP Finance, AREH and Jefferies & Company, the initial purchaser of the notes, have entered into a registration rights agreement, dated as of January 17, 2007, a copy of which is attached hereto as Exhibit 4.3. Pursuant to the Registration Rights Agreement, we, AREP Finance and the Guarantor have agreed to file a registration statement no later than July 16, 2007, enabling holders to exchange the Initial Notes, as defined, for publicly registered notes with substantially identical terms. We, AREP Finance and the Guarantor will use all commercially reasonable efforts to cause the registration statement to become effective no later than November 13, 2007. We, AREP Finance and the Guarantor will use all commercially reasonable efforts to consummate an exchange offer on the earliest practicable date after the exchange registration statement has become effective, but in no event later than 30 business days thereafter, or longer, if required by federal securities laws. In addition, in certain circumstances, we and AREP Finance may be required to file a shelf registration statement to cover resales of the Initial Notes. The failure to comply with the obligations under this agreement will require we, AREP Finance and the Guarantor to pay liquidated damages to holders of the Initial Notes under certain circumstances.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

4.1
Indenture dated as of February 7, 2005, among AREP, AREP Finance, and Jefferies & Company, Inc. as Trustee (incorporated by reference to Exhibit 4.9. to Form 8-K (SEC File No. 001-9516), filed on February 10, 2005).

4.2	Form of 7⅛% Senior Notes due 2013 (incorporated by reference to Exhibit 4.10. to Form 8-K (SEC File No. 001-9516), filed on February 10, 2005).

4.3	Registration Rights Agreement, dated January 17, 2007, among AREP, AREP Finance, AREH as Guarantor, and Jefferies & Company, Inc., as the Initial Purchaser.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P.
(Registrant)

By: American Property Investors, Inc. General Partner

By:	/s/ Hillel Moerman
Hillel Moerman
Chief Financial Officer

Date: January 18, 2007